UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of EnviroStar, Inc. (the “Company”) held on November 30, 2016, the following proposals were submitted to a vote of the Company’s stockholders: (i) the election of eight directors, each for a term expiring at the Company’s 2017 Annual Meeting of Stockholders; (ii) a non-binding advisory vote to approve the compensation of the Company’s “named executive officers” for the fiscal year ended June 30, 2016; (iii) a vote to approve the issuance of 388,504 additional shares of the Company’s Common Stock pursuant to the Asset Purchase Agreement, dated as of September 7, 2016, by and among the Company, Western State Design, Inc., Dennis Mack, Tom Marks and Western State Design LLC (the “WSD Asset Purchase Agreement”); and (iv) a vote to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock from 15,000,000 shares to 20,000,000 shares. The election of each of the eight director nominees and the three other proposals presented at the Annual Meeting were approved by the Corporation’s stockholders. A summary of the voting results is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Henry M. Nahmad	7,569,561	248,502	1,316,926
Michael S. Steiner	7,569,561	248,502	1,316,926
Venerando J. Indelicato	7,568,361	249,702	1,316,926
David Blyer	7,783,121	34,942	1,316,926
Alan M. Grunspan	7,783,121	34,942	1,316,926
Hal M. Lucas	7,783,121	34,942	1,316,926
Dennis Mack	7,569,761	248,302	1,316,926
Todd Oretsky	7,783,121	34,942	1,316,926

Proposal 2: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s “Named Executive Officers” for the Fiscal Year Ended June 30, 2016

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,787,897	23,963	6,346	1,316,926

Proposal 3: Approval of the issuance of 388,504 additional shares of the Company’s Common Stock pursuant to the WSD Asset Purchase Agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,657,808	158,569	1,829	1,316,926

Proposal 4: Approval of the amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock from 15,000,000 shares to 20,000,000 shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,078,890	48,511	7,731	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Date: December 1, 2016
	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Chief Financial Officer and Treasurer